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                                                                   EXHIBIT 10.12

                                                                 Execution Copy























                             VERIDIAN CORPORATION

                        MASTER EQUITYHOLDERS AGREEMENT



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                              TABLE OF CONTENTS


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1.    EFFECTIVENESS; ENTIRE AGREEMENT; DEFINITIONS................................................................2

   1.1      Effectiveness.........................................................................................2
   1.2      Entire Agreement......................................................................................2
   1.3      Definitions...........................................................................................3

2.    RIGHTS OF FIRST OFFER.......................................................................................3

   2.1      First Offer...........................................................................................3
   2.2      Miscellaneous.........................................................................................6
   2.3      Period................................................................................................8

3.    "TAG ALONG" AND "DRAG ALONG" RIGHTS.........................................................................8

   3.1      Tag Along.............................................................................................8
   3.2      Drag Along...........................................................................................10
   3.3      Miscellaneous........................................................................................11
   3.4      Period...............................................................................................14

4.    INITIAL INVESTOR TRANSFER RIGHTS...........................................................................14

   4.1      Certain Permitted Transfers..........................................................................14
   4.2      Period...............................................................................................15

5.    MANAGEMENT EQUITYHOLDER TRANSFER RIGHTS....................................................................15

   5.1      Transfers to Immediate Family and Certain Shareholders of Equity Interests...........................15
   5.2      Transfer Upon Death..................................................................................15
   5.3      Other Permitted Transfers............................................................................15
   5.4      Period...............................................................................................15

6.    CONSULTANT TRANSFER RIGHTS.................................................................................16

   6.1      Permitted Transfers..................................................................................16
   6.2      Period...............................................................................................16

7.    WARRANT INVESTOR TRANSFER RIGHTS...........................................................................16

   7.1      Certain Permitted Transfers..........................................................................16
   7.2      Period...............................................................................................17

8.    CERTAIN OTHER COVENANTS....................................................................................17

   8.1      MCP Investor Standstill..............................................................................17
   8.2      Transfer of Shares or Powers to Foreign Persons......................................................17

9.    CERTAIN ISSUANCES AND TRANSFERS, ETC.......................................................................17

   9.1      Transfers to Permitted Transferees...................................................................17
   9.2      Other Transfers and Issuances........................................................................17
   9.3      Subsequent Issuances.................................................................................18

10.      REGISTRATION RIGHTS.....................................................................................18

   10.1     Demand Registration Rights...........................................................................18
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   10.2     Piggyback Registration...............................................................................22
   10.3     Registration Procedures..............................................................................22
   10.4     Additional Procedures in Connection with Underwritten Offerings......................................25
   10.5     Shareholder Lockup Agreements in Connection with Public Offerings....................................27
   10.6     Indemnification and Contribution.....................................................................27
   10.7     Reports Under Securities Exchange Act................................................................30
   10.8     Assignment of Registration Rights....................................................................31
   10.9     Future Changes in Registration Requirements..........................................................31

11.      REMEDIES................................................................................................31


12.      LEGENDS.................................................................................................31

   12.1     Restrictive Legends..................................................................................31
   12.2     Securities Act Legends...............................................................................33
   12.3     Stop Transfer Instruction............................................................................33
   12.4     Termination of Certain Restrictions..................................................................33

13.      AMENDMENT, TERMINATION, ETC.............................................................................33

   13.1     Oral Modifications...................................................................................33
   13.2     Written Modifications................................................................................33
   13.3     Termination..........................................................................................34

14.      DEFINITIONS.............................................................................................34

   14.1     Certain Matters of Construction......................................................................34
   14.2     Definitions..........................................................................................34

15.      MISCELLANEOUS...........................................................................................43

   15.1     Authority; Effect....................................................................................43
   15.2     Notices..............................................................................................43
   15.3     Binding Effect, etc..................................................................................44
   15.4     Exercise of Rights and Remedies......................................................................44
   15.5     Descriptive Headings.................................................................................44
   15.6     Counterparts.........................................................................................44
   15.7     Severability.........................................................................................45
   15.8     Register.............................................................................................45
   15.9     Certain Shareholders.................................................................................45

16.      GOVERNING LAW, ETC......................................................................................45

   16.1     Governing Law........................................................................................45
   16.2     Consent to Jurisdiction..............................................................................45
   16.3     WAIVER OF JURY TRIAL.................................................................................46
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                             VERIDIAN CORPORATION

                        MASTER EQUITYHOLDERS AGREEMENT

         This Master Equityholders Agreement (the "Agreement") is made effective as of September 9, 2000 by and among:

                  (a) Veridian Corporation, a Delaware corporation (the "Company");

                  (b) each of Monitor Clipper Equity Partners, L.P., a Delaware limited partnership ("MCEP"), and Monitor Clipper Equity Partners (Foreign), L.P., a Delaware limited partnership ("MCEP(F)"; collectively with MCEP, the "MCP Investors");

                  (c) each of CIBC WG Argosy Merchant Fund 2, L.L.C. ("CIBC"), Co-Investment Merchant Fund 3, LLC ("Merchant") and the Texas Growth Fund II - 1998 Trust ("TGF"; collectively with the MCP Investors, CIBC and Merchant, the "Initial Investors");

                  (d) each of the Persons (as hereinafter defined) executing this Agreement and identified as a "Management Equityholder" on such Person's signature page hereto, including, but not limited to, Argotyche, L.P., a Delaware limited partnership, Santaeus, L.P., a Delaware limited partnership, and David H. Langstaff (collectively, the "Management Equityholders");

                  (e) each of Monitor Company Group Limited Partnership, a Delaware limited partnership which is the successor-in-interest to Monitor Company, Inc. ("TMC"), and Monitor Consulting, L.P., a Delaware limited partnership ("MCLP"; collectively with TMC, the "Consultants");

                  (f) each of First Union Investors, Inc. ("First Union"), with respect to its 1999 Warrants, The Northwestern Mutual Life Insurance Company ("Northwestern"), with respect to its 1999 Warrants, A.G. Investment Advisory Services, Inc. ("AG Investment"), with respect to its 1999 Warrants, Merit Life Insurance Co. ("Merit"), and Lincoln National Life Insurance Company ("Lincoln"); collectively with First Union, Northwestern, AG Investment and Merit, the "1999 Warrant Investors"); and

                  (g) each of Northwestern, with respect to its 2000 Warrants, J.H. Whitney Mezzanine Fund, L.P. ("JHW Mezzanine"), J.H. Whitney Market Value Fund, L.P. ("JHW Market"), First Union, with respect to its 2000 Warrants, A.G. Investment, with respect to its 2000 Warrants, American General Life and Accident Insurance Company ("AG Life"), and Magnetite Asset Investors L.L.C. ("Magnetite"; collectively with Northwestern, JHW Mezzanine, JHW Market, First Union, AG Investment, and AG Life, the "2000 Warrant Investors"; the 1999 Warrant Investors and the 2000 Warrant Investors, collectively, the "Warrant


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                           Investors"; and the Initial Investors, the
                           Management Equityholders, the Consultants and the Warrant Investors, collectively, the
                           "Shareholders").

                                   RECITALS

         1. In connection with the issuance to the Initial Investors and the Consultants of an aggregate of 5,502,500 shares of the Company's Class A Common Stock, par value $.0001 per share (the "Class A Common Stock"), the Company, the Initial Investors, the Consultants and certain of the Management Equityholders entered into a Shareholders Agreement dated as of September 7, 1999 (the "Shareholders Agreement"), and the Company, the Initial Investors and the Consultants entered into the Registration Rights Agreement dated as of September 7, 1999 (the "Investor Rights Agreement") among the Company, the Initial Investors and the Consultants.

         2. In connection with the purchase by certain of the 1999 Warrant Investors of 40,000 shares of the Company's Senior Redeemable Exchangeable Preferred Stock, $1,000 liquidation preference per share (the "Preferred Stock") and warrants (the "1999 Warrants") to acquire an aggregate of 589,414 shares of the Company's Class B Common Stock, par value $.0001 per share (the "Class B Common Stock"; collectively with the Class A Common Stock, the "Common Stock"), the Company, the 1999 Warrant Investors and the Initial Investors entered into the Common Stock Registration Rights and Stockholders Agreement dated as of September 7, 1999 (the "1999 Warrant Rights Agreement").

         3. On September 14, 2000, the 2000 Warrant Investors purchased warrants (the "2000 Warrants") to acquire an aggregate of 613,451 shares of Class B Common Stock from the Company and, in connection therewith, (i) the Company and the 2000 Warrant Investors entered into the Common Stock Registration Rights and Stockholders Agreement dated as of September 14, 2000 (the "2000 Warrant Rights Agreement" and, together with the 1999 Warrant Rights Agreement, the "Warrant Rights Agreements"), and (ii) the Company agreed to enter into this Agreement.

         4. The parties believe that it is in the best interests of the Company and the Shareholders to supersede the Shareholders Agreement, the Investor Rights Agreement, and the Warrant Rights Agreements with a single agreement setting forth the respective rights of the Company and the Shareholders as set forth in this Agreement.

                                  AGREEMENT

         Therefore, the parties hereto hereby agree as follows:

1.       EFFECTIVENESS; ENTIRE AGREEMENT; DEFINITIONS

         1.1 Effectiveness. This Agreement shall become effective upon execution hereof by the Company, each MCP Investor, the Majority Initial Investors, the Majority Management Equityholders, the Majority 1999 Warrant Investors and each of the 2000 Warrant Investors.

         1.2 Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings

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and agreements, whether written or oral, with respect to such subject matter, including without limitation:

                  (a) the Shareholders Agreement, which is hereby terminated and replaced with the terms hereof by agreement of the Company, the Majority Investors (as defined in the Shareholders Agreement) and the Majority Existing Equityholders (as defined in the Shareholders Agreement), each being party hereto, pursuant to Section 11.2 of the Shareholders Agreement;

                  (b) the Investor Rights Agreement, which is hereby terminated and replaced with the terms hereof by agreement of the holders of a majority of the Registrable Securities (as defined in the Investor Rights Agreement), which majority is party hereto, pursuant to Section 13 of the Investor Rights Agreement;

                  (c) the 1999 Warrant Rights Agreement, which is hereby terminated and replaced with the terms hereof by agreement of the holders of a majority of the outstanding Registrable Securities (as defined in the 1999 Warrant Rights Agreement), which majority is party hereto, and of the holders of a majority of the shares of Common Stock (as defined in the 1999 Warrant Rights Agreement), which majority is party hereto, pursuant to Section 6.2 of the 1999 Warrant Rights Agreement; and

                  (d) the 2000 Warrant Rights Agreement, which is hereby terminated and replaced with the terms hereof by agreement of the holders of a majority of the outstanding Registrable Securities (as defined in the 2000 Warrant Rights Agreement), which majority is party hereto, pursuant to Section 6.2 of the 2000 Warrant Rights Agreement.

         1.3 Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 14.

2.       RIGHTS OF FIRST OFFER

         2.1 First Offer. No holder of Shares (each such holder, a "Prospective Selling Shareholder") shall Transfer any such Shares to any Prospective Buyer except in the manner and on the terms set forth in this
Section 2.1 and in Sections 3 through 7 (as applicable). Any attempted Transfer of Shares prohibited by this Section 2.1 or by Sections 3.1, 4, 5, 6, or 7 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

                  2.1.1 Notice. A written notice (the "First Offer Notice") shall be furnished by the Prospective Selling Shareholders to the Company and to each other holder of Shares (the "First Offer Shareholders") at least 30 days prior to such Transfer; provided, however, that the First Offer Notice may be furnished concurrently with the Tag Along Notice relating to the proposed Transfer, and holders of Shares may, in accordance with Section 3.1, elect to exercise

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the tag along rights granted therein with respect to the Transfer which is the subject of such First Offer Notice. The First Offer Notice shall include:

                  (a) The principal terms of the proposed Transfer insofar as it relates to the Common Stock, including the number of Shares to be Transferred by the Prospective Selling Shareholders, the expected per Share purchase price, the name and address of the Prospective Buyer, and the material representations and warranties, covenants and indemnities to be contained in the definitive documentation relating to such Transfer; provided, however, that in the event that the consideration to be paid in exchange for such Shares contains non-cash consideration, then such notice shall specify the Fair Market Value of such non-cash consideration; and

                   (b) An offer by the Prospective Selling Shareholders to the Company and to the First Offer Shareholders to sell to the Company and to the First Offer Shareholders all (but not less than all) of the number of Shares specified in the First Offer Notice, on the same terms and conditions with respect to each Share proposed to be Transferred (subject to this Section 2.1.1 and Section 2.2.2) as the Prospective Selling Shareholders shall propose to Transfer to the Prospective Buyer; provided, however, that in the event that the consideration to be paid in exchange for such Shares contains non-cash consideration, such offer shall give the Company and the First Offer Shareholders the option to pay, in lieu of delivering such non-cash consideration, cash in the amount of the Fair Market Value of such non-cash consideration.

                  2.1.2 Exercise. Within 30 days after the effectiveness of the First Offer Notice, the Company and each First Offer Shareholder (or their respective assigns) desiring to accept the offer to purchase Shares proposed to be Transferred in the proposed Transfer (each a "Participating First Offer Buyer") shall send a written irrevocable acceptance (the "First Offer Acceptance") to the Prospective Selling Shareholders specifying the number of Shares which such Participating First Offer Buyer desires to purchase pursuant to the First Offer Notice. If the Company does not so accept the Prospective Selling Shareholders' offer to so purchase Shares, the Company shall be deemed to have waived all of the Company's rights under this Section 2.1 with respect to such Transfer, and each First Offer Shareholder who does not so accept the Prospective Selling Shareholders' offer to so purchase Shares shall be deemed to have waived all of such First Offer Shareholder's rights under this Section
2.1 with respect to such Transfer.

                  2.1.3 Undersubscribed Sale. Subject to compliance by the Prospective Selling Shareholders with the provisions of Section 3.1, if the aggregate number of Shares specified to be purchased in all First Offer Acceptances shall be less than the aggregate number of Shares specified to be Transferred in the First Offer Notice, the Prospective Selling Shareholders shall thereafter be free to Transfer to the Prospective Buyer, at a per share price no less than 95% of the per share price set forth in the First Offer Notice and on other terms which are not more favorable, in any material respect, to the Prospective Buyer than those set forth in the First Offer Notice, without any further obligation to the Company or the First Offer Shareholders, except as provided in Section 3.1. If, prior to consummation, the terms of the proposed Transfer shall

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change with the result that the per share price to be paid in such proposed
Transfer shall be less than 95% of the per share price set forth in the First Offer Notice or the other terms of such proposed Transfer shall be more favorable, in any material respect, to the Prospective Buyer than those set forth in the First Offer Notice, or if the identity of the Prospective Buyer shall change, or if at the end of the 180th day following the date of the effectiveness of the First Offer Notice, the Prospective Selling Shareholders have not completed the proposed Transfer, the First Offer Notice shall be null and void, and it shall be necessary for a separate First Offer Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such proposed Transfer pursuant to this
Section 2.1; provided, however, that in the case of such a separate First Offer Notice, each applicable period to which reference is made in Sections
2.1.1 and 2.1.2 shall be the longer of (a) the remaining portion of the 30 day period applicable to the original First Offer Notice distributed in connection with such proposed Transfer or (b) ten business days.

                  2.1.4    Fully-Subscribed Sale.

                  (a) If the aggregate number of Shares specified to be purchased in all First Offer Acceptances shall equal the aggregate number of Shares specified to be Transferred in the First Offer Notice, such Shares shall be allocated to each Participating First Offer Buyer in accordance with the amount specified by such Participating First Offer Buyer in such Participating First Offer Buyer's First Offer Acceptance.

                  (b) If the aggregate number of Shares specified to be purchased in all First Offer Acceptances shall exceed the aggregate number of Shares specified to be Transferred in the First Offer Notice, such Shares shall be allocated (a) if the Company is a Participating First Offer Buyer, then first to the Company, up to the amount specified by the Company in its First Offer Acceptance, (b) then to each Participating First Offer Buyer, pro rata based on the aggregate number of Shares held by each such Participating First Offer Buyer concurrently receiving an allocation of Shares; provided, however, that if, in the case of any such Participating First Offer Buyer, such Participating First Offer Buyer shall have been so allocated a number of Shares equal to the number specified by such Participating First Offer Buyer in such Participating First Offer Buyer's First Offer Acceptance, then such Participating First Offer Buyer shall not be allocated any Shares in excess of such number so specified, and any Shares remaining unallocated shall be allocated among the remaining Participating First Offer Buyers pro rata based on the aggregate number of Shares held by each such remaining Participating First Offer Buyers, until all Shares specified to be sold in the First Offer Notice have been so allocated.

                  2.1.5 Tag Along Rights in First Offer. In the event that a Tag Along Offeror provides a Tag Along Offer to the Prospective Selling Shareholders in accordance with Section 3.1.2 hereof, the Prospective Selling Shareholders shall send a revised First Offer Notice to the Company and each First Offer Shareholder which shall state the aggregate number of shares desired to be transferred by the Prospective Selling Shareholders and the Tag Along Offerors.

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Prior to the later to occur of (i) ten business days after receipt of such revised First Offer Notice or (ii) 30 days after effectiveness of the original First Offer Notice, the Company and each First Offer Shareholder desiring to purchase such Shares may elect to do so by sending the notices required by, and complying with Section 2.1.2; provided, however, that, for purposes of Sections 2.1.1, 2.1.3 and 2.1.4, the Participating First Offer Buyers shall be deemed to have accepted the offer to purchase all of the Shares specified in the revised First Offer Notice if such offer has been so accepted with respect to a number of Shares equal to not less than the number specified in the original First Offer Notice without giving effect to the exercise of any tag along rights by the Tag Along Offerors.

                  2.1.6 Excluded Transactions. Notwithstanding the foregoing, no holder of Shares shall have any right of participation pursuant to the provisions of this Section 2.1 or otherwise with respect to any Transfer of Shares permitted by Sections 4.1.1, 4.1.3, 5.1, 5.2, 5.3.2, 5.3.3, 6.1.1, 6.1.3, 6.1.4, 7.1.1 or 7.1.3 or with respect to any Transfer pursuant to Section 3.2.

         2.2 Miscellaneous. The following provisions shall be applied to any Sale to which Section 2.1 applies:

                  2.2.1 Further Assurances. Each Prospective Selling Shareholder and each Participating First Offer Buyer, whether in his capacity as a Prospective Selling Shareholder or Participating First Offer Buyer (as applicable), Shareholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Transfer pursuant to Section 2.1 (on the terms and conditions specified in the First Offer Notice) and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Shareholders and the Participating First Offer Buyers; provided, however, that no Prospective Selling Shareholder shall be required to make any representations, warranties, covenants or indemnities other than with respect to such Prospective Selling Shareholder's authority to Transfer its Shares, such Prospective Selling Shareholder's ownership of Shares, the absence of contravention of agreements relating to such Shareholder and other matters relating to such Shareholder; provided, further, that such Prospective Selling Shareholder shall agree with each Participating First Offer Buyer and any other Prospective Selling Shareholders, as a post-closing adjustment of the purchase price paid to such Prospective Selling Shareholder, to return an amount of the proceeds received by such Prospective Selling Shareholder equal to the amount that such Prospective Selling Shareholder would have otherwise paid in respect of such other representations, warranties, covenants and indemnities as are made by other Prospective Selling Shareholders but are not made by such Prospective Selling Shareholder. Except with respect to individual representations, warranties, covenants, indemnities and other agreements of Prospective Selling Shareholders of the type described above, the aggregate amount of any liability hereunder shall not exceed the lesser of
(i) such Prospective Selling Shareholder's pro rata portion of any liability, to be determined in accordance with such Prospective Selling Shareholder's portion of the total number of Shares included in such sale or (ii) the proceeds to such Prospective Selling Shareholder in connection with such sale. Subject to the foregoing,

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each Prospective Selling Shareholder agrees to execute and deliver such agreements as may be reasonably specified by the Participating First Offer Buyer to which the other Prospective Selling Shareholders will also be a party to the extent necessary to reflect the foregoing.

                  2.2.2 Treatment of Different Classes of Common Stock and of Options.

                  (a) The relative amounts of consideration to be received in respect of Shares in a Sale pursuant to
                           Section 2.1 shall be determined by the Board based on the aggregate consideration to be paid in respect of all such Shares being Transferred in such Sale, the aggregate value of all of the equity of the Company derived from such aggregate consideration, and the relative amounts which would be paid in respect of the Shares were such aggregate value of all such equity to be paid out in liquidation of the Company in accordance with the terms of the Company's certificate of incorporation as in effect from time to time (or, if greater with respect to any Share, the amount which would be received upon any conversion, exercise or exchange of such Share for Shares of Class B Common Stock in accordance with the terms of such Share), all after giving effect to any applicable changes in rates of conversion, exercise or exchange, but shall not take into account any differences in voting rights, rights to elect directors or any other rights other than such rights upon a liquidation of the Company or a conversion, exercise or exchange of such Shares.

                  (b) If any Prospective Selling Shareholder shall Transfer Options in any Transfer pursuant to
                           Section 2.1, such Prospective Selling Shareholder shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (i) the purchase price per share of Common Stock received by the Prospective Selling Shareholders in such Transfer less the exercise price per share of such Option by
                           (ii) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Transfer).

                  (c) Notwithstanding the fact that the only Shares to be sold by Prospective Selling Shareholders may be shares of one or more classes of Common Stock, each holder of Shares of each class of Common Stock shall be entitled to the benefits, and subject to the obligations, of Sections 2.1 hereof with respect to all Shares held by such holder as if all Shares were of the same class of Common Stock, subject only to possible differences in the per-Share consideration to be paid in accordance with Sections 2.2.2(a) and 2.2.2(b).

                  2.2.3 Expenses. All reasonable costs and expenses incurred by any Participating First Offer Buyer or the Company in connection with any proposed Transfer pursuant to this Section 2 (whether or not consummated), including, without limitation, all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.

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Notwithstanding the foregoing, the Company shall not be required to pay in connection with any such proposed Transfer in excess of an aggregate of $100,000 in respect of the fees and expenses of separate legal counsel or other advisors retained by or on behalf of any and all of the Participating First Offer Buyers in connection with any such proposed Sale. Such limit shall be apportioned amongst all Participating First Offer Buyers pro rata in accordance with the Shares proposed to be Transferred by each Participating First Offer Buyer. Any such fees and expenses in excess of such limits shall be borne by such Participating First Offer Buyers.

                  2.2.4 Closing. Unless the Prospective Selling Shareholders and the Participating First Offer Buyers agree otherwise, any closing of any purchase and sale of Shares pursuant to the exercise of rights under this Section 2 shall take place at the offices of the Company at 11:00 a.m. local time on the date specified by the Participating First Offer Buyers, which date shall be no later than 45 days after the date of the First Offer Acceptance. At any such closing, each Participating First Offer Buyer shall make payment to the Prospective Selling Shareholders of the purchase price determined in accordance with the First Offer Notice for the number of Shares being purchased by such Participating First Offer Buyer, and the Prospective Selling Shareholders will deliver to the Participating First Offer Buyers the certificates evidencing the Shares to be Transferred by the Prospective Selling Shareholders, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signatures guaranteed with a "medallion" guarantee, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration.

         2.3 Period. The foregoing provisions of this Section 2 shall expire upon the first closing of a Qualified Public Offering.

3.       "TAG ALONG" AND "DRAG ALONG" RIGHTS

         3.1 Tag Along. No holder of Shares (each such holder, a "Prospective Selling Shareholder") shall Transfer any such Shares to any Prospective Buyer, including a Participating First Offer Buyer pursuant to
Section 2 (any such Transfer is described herein as a "Sale" and the act of engaging in such a Sale is referred to as to "Sell"), except in the manner and on the terms set forth in Section 2 and this Section 3.1. Any attempted Transfer of Shares not permitted by Section 2 or this Section 3.1 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

                  3.1.1 Notice. A written notice (the "Tag Along Notice") shall be furnished by the Prospective Selling Shareholders to each other holder of Shares which is not an Affiliate of a Prospective Selling Shareholder (the "Tag Along Offerors") at least 30 days prior to such Transfer; provided, however, that the Tag Along Notice may be furnished concurrently with the First Offer Notice relating to the proposed Transfer, and holders of Shares may, in accordance with Section 2.1, exercise the rights of first offer granted therein with respect to the Sale which is the subject of such Tag Along Notice. The Tag Along Notice shall include:

                  (a) The principal terms of the proposed Sale insofar as it relates to the Common Stock, including the number of Shares to be purchased from the Prospective Selling Shareholders, the percentage of the total number of Shares held by such holder and all Affiliates of such holder which such

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                           number of Shares constitutes (the "Tag Along Sale
                           Percentage"), the expected per Share purchase price, the name and address of the Prospective Buyer and the material representations and warranties, covenants and indemnities to be contained in the definitive documentation relating to such Sale; and

                  (b) An invitation to each Tag Along Offeror to make an offer to include in the proposed Sale to the Prospective Buyer an additional number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Offeror) owned by such Tag Along Offeror, on the same terms and conditions with respect to each Share Sold (subject to Section 3.3.3), as the Prospective Selling Shareholders shall Sell each of their Shares, provided that neither any MCP Investor nor any Consultant shall be entitled to be a Tag Along Offeror or a Tag Along Seller with respect to any Warrants included in the Sale to which a Tag Along Notice relates, but shall be entitled to participate in such Sale only to the extent it relates to Shares which are not Warrants.

                  3.1.2 Exercise. Within 30 days after the effectiveness of the Tag Along Notice, each Tag Along Offeror desiring to make an offer to include Shares in the proposed Sale (each a "Participating Seller" and, together with the Prospective Selling Shareholders, collectively, the "Tag Along Sellers") shall send a written offer (the "Tag Along Offer") to the Prospective Selling Shareholders specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the proposed Sale. Each Tag Along Offeror who does not so accept the Prospective Selling Shareholders' invitation to make an offer to include Shares in the proposed Sale shall be deemed to have waived all of such Tag Along Offeror's rights with respect to such Sale, and the Tag Along Sellers shall thereafter be free to Sell to the Prospective Buyer, at a per share price no greater than 105% nor less than 95% of the per share price set forth in the Tag Along Notice and on other terms which are not more favorable, in any material respect, to the Tag Along Sellers than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerors.

                  3.1.3 Reduction of Shares Sold. The Prospective Selling Shareholders shall attempt to obtain the inclusion in the proposed Sale of the entire number of Shares which the Tag Along Sellers desire to have included in the Sale (as evidenced in the case of the Prospective Selling Shareholders by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's Tag Along Offer). In the event the Prospective Selling Shareholders shall be unable to obtain the inclusion of such entire number of Shares in the proposed Sale (including without limitation by virtue of the proviso to Section 2.1.5), the number of Shares to be sold in the proposed Sale by each such Tag Along Seller shall be allocated to each Tag Along Seller, pro rata based on the aggregate number of Shares held by each such Tag Along Seller concurrently receiving an allocation of Shares; provided, however, that if, in the case of any such Tag Along Seller, such Tag Along Seller shall have been so allocated a number of Shares equal to the number specified by such Tag Along Seller in such Tag Along Notice or Tag Along Offer, as applicable, then such Tag Along Seller shall not be allocated any Shares in excess of such

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number so specified, and any Shares remaining unallocated shall be allocated among the remaining Tag Along Sellers pro rata based on the aggregate number of Shares held by each such remaining Tag Along Seller, until all Shares specified to be sold in the Tag Along Notice have been so allocated.

                  3.1.4 Irrevocable Offer. The offer of each Participating Seller contained in his Tag Along Offer shall be irrevocable, and, to the extent such offer is accepted, such Participating Seller shall be bound and obligated to Sell in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.3.3), as the Prospective Selling Shareholders, up to such number of Shares as such Participating Seller shall have specified in such Participating Seller's Tag Along Offer; provided, however, that (a) if the principal terms of the proposed Sale change with the result that the per share price shall be less than 95% of the per share price set forth in the Tag Along Notice or the other terms shall be less favorable, in any material respect, to the Tag Along Sellers than those set forth in the Tag Along Notice, each Participating Seller shall be permitted to withdraw the offer contained in his Tag Along Offer and shall be released from such Participating Seller's obligations thereunder, and the Prospective Selling Shareholders shall comply with the provisions of Section 2, and (b) if, at the end of the 180th day following the date of the effectiveness of the Tag Along Notice, the Prospective Selling Shareholders have not completed the proposed Sale, each Participating Seller shall be released from such Participating Seller's obligations under his Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3, unless the failure to complete such Sale resulted from any failure by any Participating Seller to comply with the terms of this Section 3.

                  3.1.5 Additional Compliance. If, prior to consummation, the terms of the proposed Sale shall change with the result that the per share price to be paid in such proposed Sale shall be greater than 105% or less than 95% of the per share price set forth in the Tag Along Notice or the other terms of such proposed Sale shall be more favorable, in any material respect, to the Tag Along Sellers than those set forth in the Tag Along Notice, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3, provided, however, that in the case of such a separate Tag Along Notice, each applicable period to which reference is made in Sections
3.1.1 and 3.1.2 shall be the longer of (a) the remaining portion of the 30 day period applicable to the first Tag Along Notice distributed in connection with such proposed Sale or (b) ten business days, so long as the closing will occur by the 180th day following the date of effectiveness of the Tag Along Notice.

                  3.1.6 Excluded Transactions. Notwithstanding the foregoing, no holder of Shares shall have any right of participation pursuant to the provisions of this Section 3.1. or otherwise with respect to any Transfer of Shares permitted by Sections 3.2, 4.1.1, 4.1.3, 5.1, 5.2, 5.3.2, 5.3.3, 6.1.1, 6.1.3, 6.1.4, 7.1.1 or 7.1.3.

         3.2 Drag Along. If the Board or the holders of more than 50% of the Shares at any time outstanding (each a "Prospective Selling Shareholder") approve an arm's length sale to an

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Independent Third Party (a "Drag Along Buyer") of (a) at least 80% (after giving effect to the provisions of this Section 3.2) of the Shares at such time outstanding (such percentage the "Drag Along Sale Percentage") or (b) at least 80% of the assets of the Company, then each holder of Shares agrees, if requested by the Company or the Prospective Selling Shareholders, as appropriate, to sell the Drag Along Sale Percentage of such holder's Shares, or otherwise vote such holder's Shares and take all other actions as may be reasonably requested by the Company or the Prospective Selling Shareholders, all in the manner and on the terms set forth in this Section 3.2 and in
Section 3.3.

                  3.2.1 Exercise. If the Company or one or more Prospective Selling Shareholders elect to exercise its or their rights under this Section 3.2, a written notice (the "Drag Along Notice") shall be furnished by the Company or the Prospective Selling Shareholders to each holder of Shares not less than 10 days prior to the Sale. The Drag Along Notice shall set forth the principal terms of the proposed Sale or asset sale, including, as applicable, the manner in which such Shares or assets are to be Sold, the number of Shares proposed to be acquired from the holders of Shares or to be acquired from the Prospective Selling Shareholders (and in each such case, the Drag Along Sale Percentage), the per share consideration to be received in the proposed Sale, and the name and address of the Drag Along Buyer.

                  3.2.2 Sale. If the Company or the Prospective Selling Shareholders consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and, together with the Prospective Selling Shareholders, collectively, the "Drag Along Sellers") shall be bound and obligated to Sell the Drag Along Sale Percentage of such holder's Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 3.3.3), as the Prospective Selling Shareholders shall Sell each Share in the Sale. If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Company or the Prospective Selling Shareholders have not completed the proposed Sale, each Participating Seller shall be released from its obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this Section 3.2 separately complied with, in order to consummate such proposed Sale pursuant to this Section 3.2.

         3.3 Miscellaneous. The following provisions shall be applied to any Sale to which Section 3 applies:

                  3.3.1 Certain Legal Requirements. In the event the consideration to be paid in exchange for Shares in a proposed Sale pursuant to
Section 3 includes any securities, and the receipt thereof by a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any Tag Along Seller or Drag Along Seller of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to "accredited investors" as defined in Regulation D, the Prospective Selling Shareholders shall be obligated only to use their reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Seller to receive such securities, it being understood and agreed that the Prospective Selling Shareholders shall not be under any obligation to effect a registration of such securities

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under the Securities Act or similar statutes. Notwithstanding any provisions of this Section 3, if use of reasonable efforts does not result in the requirements under Regulation D being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Prospective Selling Shareholders shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Shares (in accordance with Section 3.3.5) which would have otherwise been Sold by such Participating Seller to the Prospective Buyer in the Sale, an amount in cash equal to the Fair Market Value of such Shares as of the date of the issuance of securities in exchange for Shares. The obligation of the Prospective Selling Shareholders to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Prospective Selling Shareholders, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Prospective Selling Shareholders shall reasonably request in order to permit such requirements to be complied with. Unless the Participating Seller in question shall have taken all actions reasonably requested by the Prospective Selling Shareholders in order to comply with the requirements under Regulation D, such Participating Seller shall not have the right to require the payment of cash in lieu of securities under this Section 3.3.1.

                  3.3.2 Further Assurances. Each Participating Seller, whether in his capacity as a Participating Seller, Shareholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 3.1 or Section 3.2 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Shareholders and the Prospective Buyer; provided, however, that no Participating Seller shall be required to make any representations, warranties, covenants or indemnities other than with respect to such Participating Seller's authority to Transfer such Shares, such Participating Seller's ownership of Shares, the absence of contravention of agreements relating to such Participating Seller and other matters relating to such Participating Seller; provided, further, that such Participating Seller shall agree with the Prospective Buyer, the Prospective Selling Shareholder and any other Participating Sellers, as a post-closing adjustment of the purchase price paid to such Participating Seller, to return an amount of the proceeds received by such Participating Seller equal to the amount that such Participating Seller would have otherwise paid in respect of such other representations, warranties, covenants and indemnities as are made by a Prospective Selling Shareholder but are not made by such Participating Seller. Except with respect to individual representations, warranties, covenants, indemnities and other agreements of Participating Sellers of the type described above, the aggregate amount of any liability hereunder shall not exceed the lesser of (i) such Participating Seller's pro rata portion of any such liability, to be determined in accordance with such Participating Seller's portion of the total number of Shares included in such Sale or (ii) the proceeds to such Participating Seller in connection with such Sale. Subject to the foregoing, each Participating Seller agrees to execute and deliver such agreements as may

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be reasonably specified by the Prospective Selling Shareholder to which such
Prospective Selling Shareholder will also be a party to the extent necessary to reflect the foregoing.

                  3.3.3 Treatment of Different Classes of Common Stock and of Options.

                  (a) The relative amounts of consideration to be received in respect of Shares in a Sale pursuant to
                           Section 3.1 or 3.2 shall be determined by the Board based on the aggregate consideration to be paid in respect of all such Shares being Transferred in such Sale, the aggregate value of all of the equity of the Company derived from such aggregate consideration, and the relative amounts which would be paid in respect of the Shares were such aggregate value of all such equity to be paid out in liquidation of the Company in accordance with the terms of the Company's certificate of incorporation as in effect from time to time (or, if greater with respect to any Shares, the amount which would be received upon any conversion, exercise or exchange of such Share for Shares of Class B Common Stock in accordance with the terms of such Share), all after giving effect to any applicable changes in rates of conversion, exercise or exchange, but shall not take into account any differences in voting rights, rights to elect directors or any other rights other than such rights upon a liquidation of the Company or a conversion, exercise or exchange of such Share.

                  (b) If any Participating Seller shall Sell Options in any Sale pursuant to Section 3.1, such Participating Seller shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (i) the purchase price per share of Common Stock received by the holders of the Prospective Selling Shareholders in such Sale less the exercise price per share of such Option by (ii) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Sale).

                  (c) Notwithstanding the fact that the only Shares to be sold by Prospective Selling Shareholders may be shares of one or more classes of Common Stock, each holder of Shares of each class of Common Stock shall be entitled to the benefits, and subject to the obligations, of Sections 3.1 and 3.2 hereof with respect to all Shares held by such holder as if all Shares were of the same class of Common Stock, subject only to possible differences in the per-Share consideration to be paid in accordance with Sections 3.3.3(a) and 3.3.3(b).

                  3.3.4 Expenses. All reasonable costs and expenses incurred by any Tag Along Seller, Drag Along Seller or the Company in connection with any proposed Sale pursuant to this Section 3 (whether or not consummated), including, without limitation, all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. Notwithstanding the foregoing, the Company shall not be required to pay in connection with any such proposed Sale in excess of an aggregate of $100,000 in respect of the fees and expenses of separate legal counsel or other

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advisors retained by or on behalf of any and all of the Participating Sellers in connection with any such proposed Sale. Such limit shall be apportioned amongst all Participating Sellers pro rata in accordance with the Shares proposed to be Sold by each Participating Seller. Any such fees and expenses in excess of such limits shall be borne by such Participating Sellers.

                  3.3.5    Closing. The closing of a Sale pursuant to Section
3.1 shall take place at such time and place as the Prospective Selling Shareholders shall specify. At the closing of any Sale under this Section 3 (other than an asset sale pursuant to Section 3.2), each Participating Seller shall deliver the certificates evidencing the Shares to be Sold by such Participating Seller, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed with "medallion" guarantee, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration. It is understood and agreed that no holder of Shares shall have any liability to any other holder of Shares arising from, relating to or in connection with any proposed Sale which has been the subject of a Tag Along Notice or Drag Along Notice whether or not such proposed Sale is consummated.

         3.4 Period. The foregoing provisions of this Section 3 shall expire upon the first closing of a Qualified Public Offering.

4. INITIAL INVESTOR TRANSFER RIGHTS. No holder of Initial Investor Shares shall Transfer any of such Shares to any other Person except as permitted by this Section 4. Any attempted Transfer of Initial Investor Shares not permitted by this Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

         4.1 Certain Permitted Transfers. Notwithstanding the foregoing, any holder of Initial Investor Shares may Transfer any or all Initial Investor Shares held by such holder as set forth below:

                  4.1.1    Initial Investors. Subject to the provisions of
Section 9.1, any holder of Initial Investor Shares may Transfer any or all of such Initial Investor Shares: (i) to an Affiliated Fund; or (ii) in a pro rata Transfer to its members or partners. Any holder of Initial Investor Shares that is a limited liability company or limited partnership whose members or partners are comprised primarily of (i) Persons that are organized in jurisdictions outside the United States and (ii) Persons formed for investment purposes by entities organized in jurisdictions outside the United States may Transfer to any Initial Investor or an Affiliated Fund who was Transferred Initial Investor Shares under clause (i) of this Section 4.1.1 whose members or partners are comprised primarily of Persons organized within the United States.

                  4.1.2 First Offers, Tag Alongs and Drag Alongs. Any holder of Initial Investor Shares may Transfer any or all of such Initial Investor Shares in accordance with the provisions, terms and conditions of Sections 2 and 3; provided, however, that no holder of Initial Investor Shares may initiate a Transfer or Sale as a Prospective Selling Shareholder under Sections 2 or 3 without the approval of the Board before the Lock-Up/Standstill Termination Date.

                  4.1.3 Sales to Public. Any holder of Initial Investor Shares may Transfer any or all of such Initial Investor Shares in a Public Offering or, after the closing of the Initial Public

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Offering, pursuant to Rule 144. If the Company shall receive from any Initial
Investor actual notice of any Transfer of Initial Investor Shares pursuant to Rule 144, the Company shall notify each other Shareholder of the receipt of such notice.

         4.2 Period. The foregoing provisions of this Section 4 shall expire upon the first closing of a Qualified Public Offering.

5. MANAGEMENT EQUITYHOLDER TRANSFER RIGHTS. No holder of Management Equityholder Shares shall Transfer any of such Shares to any other Person except as permitted by this Section 5. Any attempted Transfer of Management Equityholder Shares not permitted by this Section 5 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

         5.1 Transfers to Immediate Family and Certain Shareholders of Equity Interests. Subject to the provisions of Section 8.2 and Section 9.1, any holder of Management Equityholder Shares which is a natural person may Transfer any or all of his Management Equityholder Shares to a Member of the Immediate Family of such holder, and any holder of Management Equityholder Shares which is not a natural person may Transfer any or all of such holder's Management Equityholder Shares to a stockholder, member, partner or other holder of any equity interest in such holder.

         5.2 Transfer Upon Death. Subject to the provisions of Section 9.1, upon the death of any holder of Management Equityholder Shares, the Management Equityholder Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder.

         5.3 Other Permitted Transfers. Notwithstanding the foregoing, any holder of Management Equityholder Shares may Transfer any or all Management Equityholder Shares held by such holder as set forth below:

                  5.3.1 First Offers, Tag Alongs and Drag Alongs. Any holder of Management Equityholder Shares may Transfer any or all of such Management Equityholder Shares in accordance with the provisions, terms and conditions of Sections 2 and 3.

                  5.3.2 Sales to Public. Any holder of Management Equityholder Shares may Transfer any or all of such Management Equityholder Shares in a Public Offering or, after the closing of the Initial Public Offering, pursuant to Rule 144.

                  5.3.3 Plan Transactions and Employee Stock Repurchases. Any holder of Management Equityholder Shares may Transfer any or all of his or her Management Equityholder Shares to the Company in accordance with the terms of the Company's employee benefit plans or other agreements relating to the Company's right to repurchase the shares of employees as in effect on the date of this Agreement.

         5.4 Period. The foregoing provisions of this Section 5 shall expire upon the closing of a Qualified Public Offering.

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6.       CONSULTANT TRANSFER RIGHTS. No holder of Consultant Shares shall
Transfer any such Shares to any Person except in the manner and on the terms set forth in this Section 6. Any attempted Transfer of Consultant Shares not permitted by this Section 6 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

         6.1 Permitted Transfers. Notwithstanding the foregoing, any holder of Consultant Shares may Transfer any or all Consultant Shares held by such holder as set forth below:

                  6.1.1 Investors. Any holder of Consultant Shares may Transfer any or all of such Consultant Shares to any (i) Affiliate (other than the Company); or (ii) in a pro rata Transfer to its equity holders.

                  6.1.2 First Offers, Tag Alongs and Drag Alongs. Any holder of Consultant Shares may Transfer any or all of such Consultant Shares in accordance with the provisions, terms and conditions of Sections 2 and 3; provided, however, that no holder of Consultant Shares may initiate a Transfer or Sale as a Prospective Selling Shareholder under Sections 2 or 3 without the approval of the Board before the Lock-Up/Standstill Termination Date.

                  6.1.3 Sales to Public. Any holder of Consultant Shares may Transfer any or all of such Consultant Shares in a Public Offering or, after the closing of the Initial Public Offering, pursuant to Rule 144.

                  6.1.4 Consultants. Subject to the provisions of Section 9.1, any holder of Consultant Shares may Transfer any or all of such Consultant Shares to TMC or MCLP.

         6.2 Period. The foregoing provisions of this Section 6 shall expire on the closing of a Qualified Public Offering.

7. WARRANT INVESTOR TRANSFER RIGHTS. No holder of Warrant Shares shall Transfer any of such Shares to any other Person except as permitted by this
Section 7. Any attempted Transfer of Warrant Shares not permitted by this
Section 7 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

         7.1 Certain Permitted Transfers. Notwithstanding the foregoing, any holder of Warrant Shares may Transfer any or all Warrant Shares held by such holder as set forth below:

                  7.1.1    Certain Affiliates. Subject to the provisions of
Section 9.1, any holder of Warrant Shares may Transfer any or all of such Warrant Shares: (i) to an Affiliated Fund; (ii) in a pro rata Transfer to its members or partners or (iii) to an Affiliate. Any holder of Warrant Shares that is a limited liability company or limited partnership whose members or partners are comprised primarily of (i) Persons that are organized in jurisdictions outside the United States and (ii) Persons formed for investment purposes by entities organized in jurisdictions outside the United States may Transfer to any Warrant Investor or an Affiliated Fund who was Transferred Warrant Shares under clause (i) of this Section 7.1.1 whose members or partners are comprised primarily of Persons organized within the United States.

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                  7.1.2    First Offers, Tag Alongs and Drag Alongs. Any
holder of Warrant Shares may Transfer any or all of such Warrant Shares in accordance with the provisions, terms and conditions of Sections 2 and 3.

                  7.1.3 Sales to Public. Any holder of Warrant Shares may Transfer any or all of such Warrant Shares in a Public Offering or, after the closing of the Initial Public Offering, pursuant to Rule 144.

         7.2 Period. The foregoing provisions of this Section 7 shall expire upon the first closing of a Qualified Public Offering.

8.       CERTAIN OTHER COVENANTS.

         8.1 MCP Investor Standstill. Until the Lock-Up/Standstill Termination Date, no MCP Investor, and no Affiliate of a MCP Investor, shall, without the prior consent of the Board, purchase any Common Stock if and to the extent that, immediately after giving effect to such purchase, the aggregate number of shares of Common Stock collectively owned by the MCP Investors and their Affiliates would exceed 45% of the aggregate number of shares of Common Stock then outstanding; provided, however, that the foregoing shall not preclude the MCP Investors from exercising their rights to acquire Shares under Section 2 or Section 3 hereof or pursuant to the exercise of any preemptive rights.

         8.2 Transfer of Shares or Powers to Foreign Persons. Until the Initial Public Offering, no Transfer of Shares, or proxies or powers of attorney granting the authority to vote the Shares, shall be made or granted by any Shareholder to a Person, other than an immediate Affiliate of such Shareholder, that is not a "U.S. Person" as defined in Appendix C of the National Industrial Security Program Operating Manual; provided, however, that the foregoing shall not apply to any indirect interest in a Share which is held directly by an Initial Investor or a Warrant Investor.

9.       CERTAIN ISSUANCES AND TRANSFERS, ETC.

         9.1 Transfers to Permitted Transferees. Each holder of Shares agrees that no Transfer of any such Shares to any Permitted Transferee shall be effective unless such Permitted Transferee has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such Permitted Transferee shall remain MCP Shares, Initial Investor Shares, Consultant Shares, Management Equityholder Shares or Warrant Shares hereunder, as the case may be, and shall continue to be subject to all of the provisions of this Agreement and that such Permitted Transferee shall be bound by and a party to this Agreement as the holder of Initial Investor Shares, Consultant Shares, Management Equityholder Shares or Warrant Shares, as the case may be, hereunder; provided, however, that no Transfer by any party to a Permitted Transferee shall relieve such party of any of its obligations hereunder.

         9.2 Other Transfers and Issuances. Notwithstanding any other provision of this Agreement, Shares transferred pursuant to Section 2.1, 3.1 or 3.2 (other than Shares transferred by a Shareholder to another Shareholder which is also its Affiliate) or in a Public Offering or to the public under Rule 144 shall be conclusively deemed thereafter not to be Shares under this

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                                                                 Execution Copy


Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, unless such Shares are subsequently acquired by a Shareholder, in which case the Shares shall continue to be subject to the provisions hereof.

         9.3 Subsequent Issuances. The Company shall require, with the written consent of the Majority MCP Investors, that all Persons to which shares of Common Stock are issued by the Company after the date hereof to become parties hereto having rights and obligations substantially similar to those of the Initial Investors.

10.      REGISTRATION RIGHTS.

         10.1 Demand Registration Rights. The Initial Investors, the Consultants and the Warrant Investors (each a "Demand Registrant") may request, by written notice to the Company, that the Company effect the registration under the Securities Act of Registrable Securities on the terms and conditions set forth in this Section 10.1 (each a "Demand Registration"). If the Company receives a request for a Demand Registration pursuant to this
Section 10.1, the Company may either (A) proceed with such Demand Registration pursuant to the provisions of this Section 10.1 or (B) proceed with a registered primary Public Offering, in which case the Demand Registrants will have the rights set forth in Section 10.2 and such Public Offering will not constitute a Demand Registration pursuant to this Section 10.1.

                  10.1.1 By Initial Investors and Consultants. At any time after the date (the "First Demand Date") which is the earlier of (a) September 7, 2004, or (b) six months after a Qualified Public Offering, the Majority MCP Investors may request a Demand Registration of such of the then outstanding Registrable Securities held by the MCP Investors and Consultants as a group as the Majority MCP Investors may specify in such request. Any such request will also specify the intended method of disposition thereof. In no event shall the Company be required to register Registrable Securities pursuant to this
Section 10.1.1 more than a maximum of two separate occasions.

                  10.1.2 By 1999 Warrant Investors. At any time after the First Demand Date, 1999 Warrant Investors owning, individually or in the aggregate, at least 37.5% of the 1999 Warrant Shares may request a Demand Registration of such of their 1999 Warrant Shares that are Registrable Securities as such 1999 Warrant Investors may specify in such request. Any such request will also specify the intended method of disposition thereof. In no event shall the Company be required to register Registrable Securities pursuant to this Section 10.1.2 on more than one separate occasion.

                  10.1.3 By 2000 Warrant Investors. At any time after the First Demand Date, the Majority 2000 Warrant Investors may request a Demand Registration of such of their 2000 Warrant Shares that are Registrable Securities as such 2000 Warrant Investors may specify in such request. Any such request will also specify the intended method of disposition thereof. In no event shall the Company be required to register Registrable Securities pursuant to this Section 10.1.3 on more than one separate occasion.

                  10.1.4 Participation by Other Demand Registrants. Within 10 days after receipt of a notice of a Demand Registration pursuant to Section 10.1.1, 10.1.2 or 10.1.3, the Company

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will give written notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by the Demand Registrants, and all other Registrable Securities which the Company has been requested to register by other holders by notice delivered to the Company within 20 days after the giving of such notice by the Company. Subject to Sections 10.1.7 and 10.4.1, such participation by other Demand Registrants shall constitute a Demand Registration pursuant to Section 10.1.1, 10.1.2 or 10.1.3, as applicable.

                  10.1.5 Registration on Form S-3. At any time within five years after the Company becomes eligible to file a Registration Statement on Form S-3, any holder of Registrable Securities may request the Company to effect the registration on Form S-3 pursuant to Rule 415 of such number of Registrable Securities held by such holder having a market value of not less than $1,000,000 as shall be specified in the request. Any such request will also specify the intended method of disposition thereof. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Demand Registrants, and all other Registrable Securities which the Company has been requested to register by other holders by notice delivered to the Company within 20 days after the giving of such notice by the Company.

                  10.1.6 Postponement. The Company may postpone for a period of up to 60 days the filing or the effectiveness of any registration requested pursuant to this Section 10.1 if the Board of Directors of the Company in good faith determines that such registration is likely to have a material adverse effect on any plan, proposal or agreement by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction; provided, however, that the Company may not exercise such right of postponement more frequently than one time in any 12-month period; and provided, further, that the Company shall promptly provide written notice of any such postponement to each holder of Registrable Securities.

                  10.1.7 Payment of Expenses. The Company shall pay all Registration Expenses in connection with all registrations effected pursuant to this Section 10.1. However, the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Shareholders (in which case all participating Shareholders shall bear such expenses). Notwithstanding the foregoing, if the participating Shareholders have learned of a change in the condition, business, or prospects of the Company or in the condition of the financial markets from that known to the initiating Demand Registrants at the time of their request and such change could be expected to have an adverse effect on the proposed offering in the good faith judgment of the Majority Participating Shareholders, then the Shareholders shall not be required to pay any of such expenses in the case of a registration requested pursuant to this Section 10.1 and any Demand Registration right that was exercised pursuant to Section 10.1.1, 10.1.2, or
10.1.3 in connection therewith shall not be forfeited.

                  10.1.8   Repurchase Election.

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                                                                 Execution Copy


                  (a) Notwithstanding the foregoing provisions of Sections 10.1.2 and 10.1.3, the Company shall not be obligated to effect a Demand Registration pursuant to such Sections if the Company elects to make an offer to repurchase (a "Purchase Offer") all of the Registrable Securities requested to be registered by Demand Registrants making the initial request pursuant to such Sections and all other holders of Warrant Shares joining in such request (a "Purchase Election") by mailing notice of such Purchase Offer to all such holders on a date (the "Purchase Election Date") not more than 45 days after the receipt of any request for a Demand Registration under Sections 10.1.2 or 10.1.3 and indicating in such Purchase Offer that the Registrable Securities will be purchased at a price in cash per Share equal to the Fair Market Value of each share of Class B Common Stock (in the case of a Warrant, at the Fair Market Value of each share of Class B Common Stock issuable upon exercise of such Warrant less that portion of the exercise price allocable to such share of Class B Common Stock).

                  (b) Notice of a Purchase Offer shall be mailed by the Company (or caused to be mailed by the Company), not less than 30 days nor more than 60 days before the Purchase Offer Payment Date, to each holder of Warrant Shares at its last registered address. The Purchase Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m. New York City time on the Business Day next preceding the Purchase Offer Payment Date. The notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:

                           (i) that the Purchase Offer is being made pursuant to this Section 10.1.8 and that all Warrant Shares constituting Registrable Securities tendered for repurchase will be accepted for payment;

                           (ii) the purchase price calculated as set forth above and the payment date which shall be not less than 30 days nor more than 60 days after the notice of the Purchase Election is mailed to the participating holders of Warrant Shares (the "Purchase Offer Payment Date");

                           (iii) that any Warrant Shares constituting Registrable Securities accepted for payment pursuant to the Purchase Offer shall cease to be outstanding after the Purchase Offer Payment Date unless the Company defaults in making payment therefor of the purchase price;

                           (iv) that holders electing to have Warrant Shares constituting Registrable Securities purchased pursuant to a Purchase Offer will be required to surrender such Warrant Shares constituting Registrable
                                    Securities, together with a completed
                                    letter of transmittal, to the Company (or its agent as designated by the

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                                                                 Execution Copy


                                    Company in such notice) at the address
                                    specified in the notice no later than 5:00 p.m. New York City time on the business day prior to the Purchase Offer Payment Date;

                           (v)      that participating holders will be
                                    entitled to withdraw their election if the Company (or such designated agent) receives, not later than 5:00 p.m. New York City time on the business day prior to the Purchase Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the number and type of Warrant Shares constituting Registrable Securities delivered for purchase and a statement that such holder is withdrawing its election to have such Registrable Securities purchased and promptly thereafter the Company (or such designated agent) shall redeliver the withdrawn Warrant Shares constituting Registrable Securities to the holder;

                           (vi) that a holder electing not to tender such holder's Warrant Shares constituting Registrable Securities for purchase pursuant to such Purchase Offer by 5:00 p.m. New York City time on the business day prior to the Purchase Offer Payment Date will have no continuing right to require the Company to repurchase such holder's Warrant Shares constituting Registrable Securities; and

                           (vii)    that holders whose Warrant Shares
                                    constituting Registrable Securities are
                                    tendered for purchase in part only will be issued new certificates representing the number of the unpurchased Warrant Shares constituting Registrable Securities surrendered.

                           On the Purchase Offer Payment Date, the Company shall (i) accept for payment Warrant Shares constituting Registrable Securities or portions thereof tendered pursuant to the Purchase Offer,
                           (ii) promptly deliver to the holders so accepted payment of the purchase price therefor and (iii) issue and mail or deliver to such Shareholders new certificates representing the number and type of Warrant Shares constituting Registrable Securities equal to the unpurchased portion of the Warrant Shares constituting Registrable Securities surrendered. Upon payment to the holders for all Warrant Shares constituting Registrable Securities tendered pursuant to a Purchase Offer, or if holders did not tender Warrant Shares constituting Registrable Securities, the Company shall be deemed to have effected the Demand Registration. The Company shall comply, to the extent applicable, with the requirements of Sections 13 and 14 of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Warrant Shares constituting Registrable Securities pursuant to a Purchase Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this
                           Section 10.1.8, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under

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                                                                 Execution Copy


                           this Section 10.1.8 by virtue thereof. The Company may assign its rights under this Section 10.1.8 to the holders of the Class A Common Stock; provided that the offer to repurchase all Registrable Securities complies substantially with this Section 10.1.8.

                  10.1.9 No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the holders of Registrable Securities pursuant to Section 10 or otherwise conflicts with the provisions of Section 10.

         10.2     Piggyback Registration.

                  10.2.1 Piggyback Rights. If the Company at any time proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities, on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, or proposes to register any equity securities in a so-called "unallocated" or "universal" shelf registration statement, the Company will each such time give notice to all holders of Registrable Securities of its intention to do so. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Any such holder may by written response delivered to the Company within 20 days after the giving of any such notice request that all or a specified part of the Registrable Securities held by such holder be included in such registration. Such response shall also specify the intended method of disposition of such Registrable Securities. The Company thereupon will use its best efforts as a part of its filing of such form to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any holder for its failure to do so. No registration of Registrable Securities effected under this Section 10.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to
Section 10.1 hereof.

                  10.2.2 Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this
Section 10.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plan, if such registration is on Form S-4, Form S-8 or any similar form.

                  10.2.3 Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 10.2.

         10.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 10.1 or 10.2, the Company will as expeditiously as reasonably possible:

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                                                                 Execution Copy


                  10.3.1 Registration Statement. Prepare and (in the case of a registration pursuant to Section 10.1 hereof, promptly and in any event within 60 days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. Each such registration made under Section 10.1.1, 10.1.2 or 10.1.3 shall be made on Form S-1, or such other Form as may be consented to by the Majority Participating Shareholders. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") if the Company is eligible for the use thereof and the Majority Participating Shareholders have requested a shelf registration statement.

                  10.3.2 Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in no event for a period of more than 180 days after such registration statement becomes effective) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act.

                  10.3.3 Cooperation. Use its best efforts to cooperate with the seller(s) in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering pursuant to Section 10.1 causing key executives of the Company and its subsidiaries to participate under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.

                  10.3.4 Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

                  10.3.5 State Securities Laws. Use its best efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a

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                                                                 Execution Copy



foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified.

                  10.3.6 Opinion of Counsel; Comfort Letter. Use its best efforts to obtain all legal opinions, auditors' consents and comfort letters and experts cooperation as may be required, including furnishing to each seller of such Registrable Securities a signed counterpart, addressed or confirmed to such seller, of (i) an opinion of counsel for the Company and
(ii) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                  10.3.7 Notice of Prospectus Defects. Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  10.3.8   General Compliance with Federal Securities Laws;
Section 11(a) Earnings Statement. Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months after the effective date of such registration statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

                  10.3.9 Exchange Listing. Use its best efforts to list such Registrable Securities on each securities exchange on which any equity security of the Company is then listed, if such securities are not already so listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the Nasdaq National Market System.

                  10.3.10 Transfer Agent. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

                  10.3.11 Company Lockup. In the case of an underwritten offering under Section 10.1 hereof, refrain, without the consent of the managing underwriter, for a period from 7 days before the effective date of the registration statement until 180 days after such effective date, from directly or indirectly selling, offering to sell, granting any option for the sale of, or

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                                                                 Execution Copy


otherwise disposing of any common equity or securities convertible into common equity other than pursuant to Company employee equity plans.

                  10.3.12 Participation by Selling Shareholders. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, and before filing any such registration statement or any other document in connection therewith, give the participating Shareholders and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, each amendment thereof or supplement thereto and any related underwriting agreement or other document to be filed, and give each of the aforementioned Persons such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Shareholders, underwriters, counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the Commission in connection therewith.

                  10.3.13 Information Regarding Shareholders. If any such registration or comparable statement refers to any Shareholder by name or otherwise as the holder of any securities of the Company then such Shareholder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Shareholder, to the effect that the holding by such Shareholder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Shareholder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Shareholder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Shareholder.

                  10.3.14 Conversion only Upon Consummation of Offering. No Shareholder shall be required by this Agreement to convert, exercise or exchange any Registrable Security into or for Common Stock except at the applicable closing or closings of an underwritten registered offering and except upon the sale of such Registrable Security in the case of other registered offerings or pursuant to Rule 144.

         10.4     Additional Procedures in Connection with Underwritten
Offerings.

                  10.4.1 Demand Registrations. In the case of a registration pursuant to Section 10.1 hereof, whenever the Majority Participating Shareholders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters designated by such Majority Participating Shareholders may be included in such registration. If requested by such underwriters, the Company and each participating seller will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in

                                    - 25 -

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                                                                 Execution Copy


underwriting agreements with respect to secondary distributions, including, without limitation, indemnity and contribution. In each such registration pursuant to Section 10.1, each Shareholder agrees that without the consent of the managing underwriter, for a period from 7 days prior to the effective date of the registration statement until 180 days after such effective date, such Shareholder will not directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity except (i) for Registrable Securities sold in such registered offering and (ii) transfers to Affiliates and partners and stockholders of such Shareholder, each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement including this Section 10.4.1; provided, however, that the prohibitions hereunder shall not apply to shares of Common Stock or other securities convertible into Common Stock (other than shares that are restricted securities within the meaning of the Securities Act) purchased by such Shareholder in the open market following the consummation of a Public Offering. If the managing underwriter advises the Demand Registrants that the number of shares to be included in a registration pursuant to Section 10.1 hereof should be limited due to market conditions or otherwise, (i) all shares that are not Registrable Securities (other than those sought to be registered by the Company) shall be excluded first, (ii) thereafter, if additional shares must be excluded from such registration, shares sought to be registered by the Company shall be excluded from such registration and; (iii) thereafter, if additional shares must be excluded from such registration, all holders of Registrable Securities held by Shareholders shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant to this clause (iii), such sharing to be based on the respective numbers of shares requested to be registered by such holders. In the event that the Demand Registrants are unable to include all of the Registrable Securities such Demand Registrants originally requested be included in a registration statement pursuant to Section 10.1 hereof, the right to a demand registration pursuant to Section 10.1 shall not be forfeited.

                  10.4.2 Piggyback Registrations Pursuant to Section 10.2; Cutbacks. In connection with the exercise of any registration rights granted to holders of Registrable Securities pursuant to Section 10.2 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock on a firm commitment basis, the Company may condition participation in such registration by such holders upon inclusion of the Registrable Securities being so registered in such underwriting. In addition, such holders may request that such Registrable Securities be included in any underwritten offering of Common Stock (whether or not on a firm commitment basis). If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. In such case, the securities so included shall be reduced as follows: (a) all shares that are not Registrable Securities (other than those sought to be registered by the Company or the Persons, if any, who triggered the registration by exercising a right to demand such registration), shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required, (b) if further limitation on the number of shares to be included in the underwriting is required, the number of Registrable Securities held by the Shareholders that may be included in the underwriting shall be reduced pro rata among such selling Shareholders

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                                                                 Execution Copy


in accordance with the number of Registrable Securities requested by such Shareholders to be registered, (c) if further limitation on the number of shares to be included in the underwriting is required, shares sought by the Company to be included in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the offering is required, and (d) if further limitation on the number of shares to be included in the underwriting is required, the shares held by the Persons who triggered the registration by exercising a right to demand such registration shall be excluded from the offering pro rata in accordance with the number of shares requested by such Persons to be registered (or in such other proportions as such Persons may have agreed).

                  10.4.3 Sellers Party to Underwriting Agreement. The holders of Registrable Securities to be distributed in any underwritten offering shall be parties to the underwriting agreement entered into by the Company in connection therewith, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of such holders of Registrable Securities.

         10.5 Shareholder Lockup Agreements in Connection with Public Offerings. Each Shareholder agrees that without the consent of the managing underwriter it will not, for a period of 180 days following the effective date of the registration statement for an Initial Public Offering directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity, except (i) for the Registrable Securities sold pursuant to such registration statement, and (ii) transfers to Affiliates, partners and stockholders of such Shareholder (each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement, including this Section 10.5), provided that the officers, directors and all holders of more than 1% of the shares of Common Stock (calculated for the purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter such lockup agreements for the same period and on the same terms. Each Shareholder additionally agrees that for a period beginning seven days immediately preceding the effective date of any registration statement filed by the Company under the Securities Act and relating to a Public Offering which is not the Initial Public Offering and ending on the earlier of (i) 180 days after the effective date of such registration statement and (ii) the end of the shortest period applicable to any affiliate of the Company who is a selling shareholder pursuant to such registration statement or who is otherwise subject to a lockup obligation with respect to such Public Offering, such Shareholder shall refrain from directly or indirectly selling any Common Stock except pursuant to such registration statement. Notwithstanding the foregoing, the prohibitions hereunder shall not apply to shares of Common Stock or other securities convertible into Common Stock (other than shares that are restricted securities within the meaning of the Securities Act) purchased by such Shareholder in the open market following the consummation of a Public Offering.

         10.6     Indemnification and Contribution.

                  10.6.1 Indemnities of the Company. The Company will, and hereby does, indemnify and hold harmless each Shareholder and each seller of Registrable Securities, their respective partners, members, stockholders, directors, officers, employees and agents, and each other Person, if any, who controls any such holder or seller or their respective partners, members,

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                                                                 Execution Copy


stockholders, directors, officers, employees and agents within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or incorporated document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Covered Person expressly for inclusion therein or (ii) in the case of a sale directly by a Shareholder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Shareholder engaging in a distribution solely on behalf of such Shareholder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Shareholder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. The indemnities of the Company contained in this Section 10.6 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

                  10.6.2 Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 10.1 or 10.2, each selling Shareholder will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 10.6.1 hereof) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller expressly for inclusion therein, provided that the Shareholder shall not be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any

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                                                                 Execution Copy


such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

                  10.6.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 10.6, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 10.6, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  10.6.4 Contribution. If the indemnification provided for in Sections 10.6.1 or 10.6.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other

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                                                                 Execution Copy


in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 10.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 10.6 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  10.6.5 Limitation on Liability of Shareholders of Registrable Securities. The liability of each Shareholder in respect of any indemnification or contribution obligation of such holder arising under this
Section 10.6 shall not in any event exceed an amount equal to the net proceeds to such Shareholder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Shareholder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such Shareholder pursuant to such registration.

         10.7 Reports Under Securities Exchange Act. With a view to making available to the Shareholders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Shareholder to sell securities of the Company to the public without registration, and with a view to making it possible for Shareholders to register the Registrable Securities or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times commencing 91 days after the effective date of the registration statement for its Initial Public Offering;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as any Shareholder may reasonably request such action to be taken as soon as practicable (but not later than 120 days) after the end of the fiscal year in which the registration statement for the Initial Public Offering is declared effective;

                  (c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d)      furnish to any Shareholder forthwith upon request
                           (1) a written statement by the Company as to its compliance with the reporting requirements of

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                                                                 Execution Copy


                           Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Initial Public Offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Shareholder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         10.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Sections 10.1 and 10.2 may be assigned by any Shareholder to a transferee of such Registrable Securities. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Shareholders under this Agreement to the same extent as if such transferee were a Shareholder under this Agreement and (ii) be deemed to be a Shareholder hereunder.

         10.9 Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide Shareholders of Registrable Securities equivalent benefits to those provided under this Agreement.

11. REMEDIES. The Company and each holder of Shares shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

12.      LEGENDS

         12.1 Restrictive Legends. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

         The sale, encumbrance or other disposition of the shares of stock evidenced by this certificate, are subject to the provisions of a Master Equityholders Agreement to which the issuer and certain of its shareholders are party, a copy of which may be inspected at the principal office of the issuer or obtained from the issuer without charge.

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

         Each certificate representing MCP Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, an MCP Investor (as such term is used in such Master Equityholders Agreement).

         Each certificate representing Initial Investor Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, an Initial Investor (as such term is used in such Master Equityholders Agreement).

         Each certificate representing Management Equityholder Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, an Management Equityholder (as such term is used in such Master Equityholders Agreement).

         Each certificate representing Consultant Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, a Consultant (as such term is used in such Master Equityholders Agreement).

         Each certificate representing 1999 Warrant Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, a 1999 Warrant Investor (as such term is used in such Master Equityholders Agreement).

         Each certificate representing 2000 Warrant Shares shall also have the following legend endorsed conspicuously thereupon:

         The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, a 2000 Warrant Investor (as such term is used in such Master Equityholders Agreement).

Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares. References in a legend on an existing certificate to the Shareholders Agreement or to the 1999 Warrant Rights Agreement shall be deemed to be references to this Agreement. References in a legend to an Investor shall be deemed to be references to an Initial Investor.

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                                                                 Execution Copy


         12.2 Securities Act Legends. Each certificate representing Shares shall have a legend in substantially the following form endorsed conspicuously thereupon:

         The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an exemption therefrom under said Act.

         12.3 Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

         12.4 Termination of Certain Restrictions. The restrictions imposed by this Section 12.4 upon the transferability of Shares shall cease and terminate as to any particular Shares (i) when, in the opinion of Andrews & Kurth L.L.P., Ropes & Gray, or other counsel reasonably acceptable to the Company (which, in the case of any Warrant Shares, may include Chapman and Cutler and internal counsel to the holder of such Warrant Shares), such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (i) such restrictions shall cease and terminate as to any Shares or (ii) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the appropriate legends set forth in Section 12.2.

13.      AMENDMENT, TERMINATION, ETC.

         13.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

         13.2 Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions may be waived, only by an agreement in writing signed by the Company, the Majority MCP Investors and the Majority Non-MCP Holders; provided, however, that:

                  (a) the consent of the Majority Consultants shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Consultant Shares that is disproportionate to the effect of such amendment, modification, extension, termination or waiver on any other holder of Shares,

                  (b) the consent of the Majority 1999 Warrant Investors shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of 1999 Warrant Shares, and

                  (c) the consent of the Majority 2000 Warrant Investors shall be required for any amendment, modification, extension, termination or waiver which has

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
                           a material adverse effect on the rights of the holders of 2000 Warrant Shares.


                  (d) the consent of CIBC, Merchant and TGF shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of such holders that is disproportionate to the effect of such amendment, modification, extension, termination or waiver on any other holder of Shares.

         Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

         13.3 Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.

14.      DEFINITIONS.  For purposes of this Agreement:

14.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 14:

                  (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, references to a Section are, unless otherwise specified, to a Section of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

                  (b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined;

                  (c) The masculine, feminine and neuter genders shall each include the other; and

                  (d) Whenever an allocation is to be made "pro rata" based on the number of Shares, it shall mean that such allocation shall be made pro rata based on the number of Equivalent Shares of Class B Common Stock represented by the Shares in question.

         14.2 Definitions. The following terms shall have the following meanings:

                  14.2.1. "10% Owner" shall have the meaning set forth in the definition of Independent Third Party.

                  14.2.2. "1999 Warrant Investors" shall have the meaning set forth in the Preamble.

                  14.2.3. "1999 Warrant Rights Agreement" shall have the meaning set forth in the Recitals.

                  14.2.4. "1999 Warrant Shares" shall mean (i) all shares of Common Stock originally issued to or issued with respect to shares originally issued to a 1999 Warrant Investor, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible


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         Securities originally issued to or issued with respect to shares originally issued to a 1999 Warrant Investor, whenever issued, and
         (ii) all Options and Convertible Securities originally issued to or issued with respect to shares originally issued to a 1999 Warrant Investor, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.5. "1999 Warrants" shall have the meaning set forth in the Recitals.

                  14.2.6. "2000 Warrant Investors" shall have the meaning set forth in the Preamble.

                  14.2.7. "2000 Warrant Rights Agreement" shall have the meaning set forth in the Recitals.

                  14.2.8. "2000 Warrant Shares" shall mean (i) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to a 2000 Warrant Investor, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible Securities originally issued to or issued with respect to shares originally issued to a 2000 Warrant Investor, whenever issued, and (ii) all Options and Convertible Securities originally issued to or issued with respect to shares originally issued to a 2000 Warrant Investor, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.9. "2000 Warrants" shall have the meaning set forth in the Recitals.

                  14.2.10. "Affiliate" shall mean, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

                  14.2.11. "Affiliated Fund" shall mean each Person under common control with any Shareholder which is a private investment fund.

                  14.2.12. "AG Investment" shall have the meaning set forth in the Preamble.

                  14.2.13. "AG Life" shall have the meaning set forth in the Preamble.

                  14.2.14. "Agreement" shall have the meaning set forth in the Preamble.

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                  14.2.15. "Board" shall mean the board of directors of the
         Company.

                  14.2.16. "CIBC" shall have the meaning set forth in the Preamble.

                  14.2.17. "Class A Common Stock" shall have the meaning set forth in the Recitals.

                  14.2.18. "Class B Common Stock" shall have the meaning set forth in the Recitals.

                  14.2.19. "Commission" shall mean the Securities and Exchange Commission.

                  14.2.20. "Common Stock" shall have the meaning set forth in the Recitals.

                  14.2.21. "Company" shall have the meaning set forth in the Preamble.

                  14.2.22. "Consultant" shall have the meaning set forth in the Preamble.

                  14.2.23. "Consultant Shares" shall mean (i) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to a Consultant, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible Securities originally issued to, or issued with respect to shares originally issued to a Consultant, whenever issued, and (ii) all Options and Convertible Securities originally issued to, or issued with respect to shares originally issued to a Consultant, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.24. "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock and, with respect to the Class B Common Stock, shall include without limitation the Class A Common Stock.

                  14.2.25. "Demand Registrant" shall have the meaning set forth in Section 10.1.

                  14.2.26. "Demand Registration" shall have the meaning set forth in Section 10.1.

                  14.2.27. "Drag Along Buyer" shall have the meaning set forth in Section 3.2.

                  14.2.28. "Drag Along Notice" shall have the meaning set forth in Section 3.2.1.

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                                                                 Execution Copy


                  14.2.29. "Drag Along Sale Percentage" shall have the meaning set forth in Section 3.2.

                  14.2.30. "Drag Along Seller" shall have the meaning set forth in Section 3.2.2.

                  14.2.31. "Equivalent Shares" shall mean as to any outstanding shares of Common Stock, such number of shares of Common Stock, and as to any outstanding Options or Convertible Securities, the maximum number of shares of Common Stock for which or into which such Options or Convertible Securities may at the time be exercised or converted.

                  14.2.32. "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

                  14.2.33. "Fair Market Value" shall mean, as of any date, (a) if the non-cash consideration consists of securities that are either listed on the New York Stock Exchange or quoted on the Nasdaq National Market System, then the fair market value of each such security shall be the average of the last reported sales prices of such class of security for the ten consecutive trading days ending on the most recent trading day prior to the date of the First Offer Notice (or, if such sales prices are not readily available, the average closing "bid" prices for the ten consecutive trading days ending on the trading day prior to the date of the First Offer Notice); or, (b) in all other cases (including for purposes of
         Section 10.1.8, the fair market value shall mean the value of any securities determined (without any discount for lack of liquidity, restriction on transfer, the amount of Common Stock proposed to be sold or the fact that the shares of Common Stock held by any Shareholder of such security may represent a minority interest in a private company) by a nationally recognized investment banking firm selected by the Company for the determination of such value and which firm is reasonably acceptable to, (i) in the case of Section 10.1.8, the Demand Registrants to which Section 10.1.8 applies that hold a majority of the applicable Warrant Shares constituting Registrable Securities and (ii) in all cases, the Majority Initial Investors.

                  14.2.34. "First Demand Date" shall have the meaning set forth in Section 3.1.1.

                  14.2.35. "First Offer Acceptance" shall have the meaning set forth in Section 2.1.2.

                  14.2.36. "First Offer Notice" shall have the meaning set forth in Section 2.1.1.

                  14.2.37. "First Offer Shareholders" shall have the meaning set forth in Section 2.1.1.

                  14.2.38. "First Union" shall have the meaning set forth in the Preamble.

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                  14.2.39. "Independent Third Party" shall mean any Person
         who, immediately prior to the contemplated transaction, (i) does not own in excess of 10% of the Company's Shares on a fully-diluted basis (a "10% Owner"), (ii) is not controlling, controlled by or under common control with any such 10% Owner, (iii) is not the spouse or descendent (by birth or adoption) of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other Persons and (iv) is neither a portfolio company of any such 10% Owner nor a subsidiary of any portfolio company of any such 10% Owner.

                  14.2.40. "Initial Investor Shares" shall mean (i) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to an Initial Investor, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible Securities originally issued to, or issued with respect to shares originally issued to an Initial Investor, whenever issued, and (ii) all Options and Convertible Securities originally issued to, or issued with respect to shares originally issued to an Initial Investor, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.41. "Initial Investors" shall have the meaning set forth in the Preamble.

                  14.2.42. "Initial Public Offering" means the first Public Offering.

                  14.2.43. "Investor Rights Agreement" shall have the meaning set forth in the Recitals.

                  14.2.44. "JHW Market" shall have the meaning set forth in the Preamble.

                  14.2.45. "JHW Mezzanine" shall have the meaning set forth in the Preamble.

                  14.2.46. "Lincoln" shall have the meaning set forth in the Preamble.

                  14.2.47. "Lock-Up/Standstill Termination Date" shall mean the date which is the earliest of (i) the date of the first Liquidity Event (as such term is defined in the Certificate of Incorporation of the Company, as in effect on the date hereof), (y) the date of the closing of the Initial Public Offering or (z) September 7, 2001.

                  14.2.48. "Magnetite" shall have the meaning set forth in the Preamble.

                  14.2.49. "Majority Consultants" shall mean, as of any date, the holders of a majority of the Consultant Shares outstanding on such date.

                  14.2.50. "Majority Initial Investors" shall mean, as of any date, the holders of a majority of the Initial Investor Shares outstanding on such date.


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                  14.2.51. "Majority Management Equityholders" shall mean, as of any date, the holders of a majority of the Management Equityholder Shares outstanding on such date.

                  14.2.52. "Majority MCP Investors" shall mean, as of any date, the holders of a majority of the MCP Shares outstanding on such date.

                  14.2.53. "Majority Non-MCP Holders" shall mean, as of any date, the holders of a majority of the Shares which are not MCP Shares outstanding on such date.

                  14.2.54. "Majority Non-MCP Investors" shall mean, as of any date, the holders of a majority of the Initial Investor Shares which are not MCP Shares outstanding on such date.

                  14.2.55. "Majority Participating Shareholders" shall mean, the holders of a majority of the Shares being registered pursuant to a particular Demand Registration.

                  14.2.56. "Majority 1999 Warrant Investors" shall mean, as of any date, the holders of a majority of the 1999 Warrant Shares outstanding on such date.

                  14.2.57. "Majority 2000 Warrant Investors" shall mean, as of any date, the holders of a majority of the 2000 Warrant Shares outstanding on such date.

                  14.2.58. "Management Equityholder Shares" shall mean (i) all shares of Common Stock originally issued to, or issued with respect to shares originally issued to a Management Equityholder, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible Securities originally issued to, or issued with respect to shares originally issued to a Management Equityholder, whenever issued, and
         (ii) all Options and Convertible Securities originally issued to, or issued with respect to shares originally issued to a Management Equityholder, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.59. "Management Equityholders" shall have the meaning set forth in the Preamble.

                  14.2.60. "MCEP" shall have the meaning set forth in the Preamble.

                  14.2.61. "MCEP(F)" shall have the meaning set forth in the Preamble.

                  14.2.62. "MCLP" shall have the meaning set forth in the Preamble.

                  14.2.63. "MCP Investors" shall have the meaning set forth in the Preamble.

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                  14.2.64. "MCP Shares" shall mean (i) all shares of Common
         Stock originally issued to, or issued with respect to shares originally issued to an MCP Investor, whenever issued, including, without limitation, all shares of Common Stock issued pursuant to the exercise of any Options or Convertible Securities originally issued to, or issued with respect to shares originally issued to an MCP Investor, whenever issued, and (ii) all Options and Convertible Securities originally issued to, or issued with respect to shares originally issued to an MCP Investor, whenever issued (treating such Options and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options and Convertible Securities).

                  14.2.65. "Members of the Immediate Family" shall mean, with respect to any individual, each spouse or child of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

                  14.2.66. "Merchant" shall have the meaning set forth in the Preamble.

                  14.2.67. "Merit" shall have the meaning set forth in the Preamble.

                  14.2.68. "Northwestern" shall have the meaning set forth in the Preamble.

                  14.2.69. "Options" shall mean any options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities and shall include without limitation the 1999 Warrants and the 2000 Warrants.

                  14.2.70. "Participating First Offer Buyer" shall have the meaning set forth in Section 2.1.2.

                  14.2.71. "Participating Seller" shall have the meaning set forth in Sections 3.1.2 and 3.2.2.

                  14.2.72. "Permitted Transferee" shall mean (i) as to each Initial Investor Share, a Transferee of such Initial Investor Share resulting from a Transfer described in Section 4.1.1, (ii) as to each Management Equityholder Share, a Transferee of such Management Equityholder Share in compliance with Section 5.1 or 5.2, (iii) as to each Consultant Share, a Transferee of such Consultant Share in compliance with Section 6.1.4. and (iv) as to each Warrant Share, a Transferee of such Warrant Share in compliance with Section 7.1.1.

                  14.2.73. "Person" shall mean any individual, partnership, corporation, limited liability company, company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

                  14.2.74. "Preferred Stock" shall have the meaning set forth in the Recitals.


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                                                                 Execution Copy


                  14.2.75. "Prospective Buyer" shall mean any Person.

                  14.2.76. "Prospective Selling Shareholder" shall have the meaning set forth in Sections 2.1 and 3.1.

                  14.2.77. "Public Offering" shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

                  14.2.78. "Purchase Election" shall have the meaning set forth in Section 10.1.8.

                  14.2.79. "Purchase Election Date" shall have the meaning set forth in Section 10.1.8.

                  14.2.80. "Purchase Offer" shall have the meaning set forth in Section 10.1.8.

                  14.2.81. "Purchase Offer Payment Date" shall have the meaning set forth in Section 10.1.8.

                  14.2.82. "Qualified Public Offering" shall mean a Public Offering, other than any Public Offering or sale pursuant to a registration statement on Form S-8 or comparable form, in which the aggregate price to the public of all such Common Stock sold in such offering shall exceed $100,000,000.

                  14.2.83. "Registrable Securities" shall mean (i) all shares of Common Stock issued or issuable to any Shareholder, (ii) all shares of Common Stock issuable, directly or indirectly, upon exercise of any Option or conversion of any Convertible Security issued or issuable to any Shareholder, and (iii) all shares of Common Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) subject to the provisions of
         Section 12, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of their offer and sale under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), or (d) such securities shall have ceased to be outstanding.


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                  14.2.84. "Registration Expenses" shall mean all expenses
         incident to performance of or compliance with Sections 10.1, 10.2 and
         10.3 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements (up to $100,000 with respect to each registration) of one counsel (such counsel to be acceptable to the holders of a majority of the Registrable Securities being registered) for the Shareholders on whose behalf Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

                  14.2.85. "Regulation D" shall mean Regulation D under the Securities Act.

                  14.2.86. "Rule 144" shall mean Rule 144 under the Securities Act.

                  14.2.87. "Sale" shall have the meaning set forth in Section
         3.1.

                  14.2.88. "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

                  14.2.89. "Shares" shall mean all Initial Investor Shares, Consultant Shares, Management Equityholder Shares and Warrant Shares, provided, however, that the Preferred Stock and all other securities of the Company which are not directly or indirectly convertible into, or exercisable or exchangeable for, shares of Class B Common Stock or other common equity securities, shall not constitute Shares for purposes of this Agreement.

                  14.2.90. "Shareholders" shall have the meaning set forth in the Preamble.

                  14.2.91. "Shareholders Agreement" shall have the meaning set forth in the Recitals.

                  14.2.92. "Tag Along Notice" shall have the meaning set forth in Section 3.1.1.

                  14.2.93. "Tag Along Offer" shall have the meaning set forth in Section 3.1.2.

                  14.2.94. "Tag Along Offerors" shall have the meaning set forth in Section 3.1.1.

                  14.2.95. "Tag Along Sale Percentage" shall have the meaning set forth in Section 3.1.1.

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                                                                 Execution Copy


                  14.2.96. "Tag Along Sellers" shall have the meaning set forth in Section 3.1.2.

                  14.2.97. "TGF" shall have the meaning set forth in the Preamble.

                  14.2.98. "TMC" shall have the meaning set forth in the Preamble.

                  14.2.99. "Transfer" shall mean any sale, pledge, hypothecation, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

                  14.2.100. "Warrant Investors" shall have the meaning set forth in the Preamble.

                  14.2.101. "Warrant Shares" shall mean all 1999 Warrant Shares and all 2000 Warrant Shares.

15.      MISCELLANEOUS.

         15.1 Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

         15.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS or (ii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

                  If to the Company, to it at:

                           1200 S. Hayes St.
                           Suite 1100
                           Arlington, Virginia  22202
                           Attention: Chief Executive Officer

                  with a copy to:

                           Andrews & Kurth L.L.P.
                           Chase Tower
                           600 Travis, Suite 4200
                           Houston, Texas 77002
                           Attention:  James V. Baird, Esq.

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                                                                 Execution Copy


                  If to MCEP, MCEP(F) or the Consultants, to them at:

                           c/o Monitor Clipper Partners, Inc.
                           Two Canal Park
                           Cambridge, Massachusetts 02141

                  with a copy to:

                           Ropes & Gray
                           One International Place
                           Boston, Massachusetts 02110
                           Attention: Winthrop G. Minot, Esq.

         If to any other Shareholder, to such Shareholder at the address set forth in the stock record book of the Company.

         Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

         Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two business days after being sent by Federal Express, DHL or UPS and (c) three business days, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         15.3 Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter (except for any written employment agreement and any written agreement relating to any Acquisition, with respect to which the terms of this Agreement shall be in addition to, and not in substitution or replacement of, such other agreement), and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

         15.4 Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         15.5 Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

         15.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

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                                                                 Execution Copy


         15.7 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

         15.8 Register. The Company shall maintain a register listing each holder of Shares and shall promptly make available such register to any holder of Shares upon request.

         15.9 Certain Shareholders. David H. Langstaff and Santaeus, L.P., each a limited partner in Argotyche, L.P., each agrees that its partnership interest therein shall be deemed to be Management Equityholder Shares hereunder and that, in all cases where it is necessary to calculate the number of shares held by a Shareholder, such Shareholder shall be deemed to hold that number of shares of Class B Common Stock equal to the percentage interest of such Shareholder in Argotyche, L.P. multiplied by the number of shares of Class B Common Stock held by Argotyche L.P., provided that neither such Shareholder shall have rights under Section 3.1 hereof to sell his or its partnership interests as a Tag Along Offeror.

16.      GOVERNING LAW, ETC.

         16.1 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         16.2 Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the jurisdiction of the state courts of the State of Delaware or the United States District Court for the District of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such

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                                                                 Execution Copy


proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 15.2 hereof is reasonably calculated to give actual notice.

         16.3 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 16.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                          SIGNATURE PAGES TO FOLLOW

                                                                   EXHIBIT 10.12



                                                                 Execution Copy



         IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.


THE COMPANY:                   VERIDIAN CORPORATION


                               By:      /s/  JAMES P. ALLEN
                                        ---------------------------------------
                               Name:     James P. Allen
                                        ---------------------------------------
                               Title:   Senior Vice President & CEO
                                        ---------------------------------------


MONITOR:                       MONITOR CLIPPER EQUITY PARTNERS, L.P.
                               MONITOR CLIPPER EQUITY PARTNERS (FOREIGN), L.P.
                               Each By: MONITOR CLIPPER PARTNERS, L.P., its general partner
                                                 By MCP GP, INC.,
                                                     its general partner


                                                 By: /s/ KEVIN A. MACDONALD
                                                     __________________________
                                                     Kevin A. Macdonald
                                                     Authorized Signatory

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                                                                 Execution Copy



INITIAL INVESTORS:
                               CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                               By:      /s/ STEVEN A. FLYER
                                        ---------------------------------------
                               Name:    Steven A. Flyer
                                        ---------------------------------------
                               Title:   Executive Director
                                        ---------------------------------------


                               THE BOARD OF TRUSTEES OF THE TEXAS GROWTH FUND II, as Trustee for the Texas Growth Fund II - 1998 Trust

                               By: TGF II MANAGEMENT, L.P., as
                                    Executive Director

                                   By:  TGF MANAGEMENT CORP.,
                                          as general partner


                               By: /s/ STEPHEN M. SOILEAU
                                   ________________________________
                                   Stephen M. Soileau
                                   Executive Vice President


                               CO-INVESTMENT MERCHANT FUND 3, LLC

                               By:      /s/ STEVEN A. FLYER
                                        ---------------------------------------
                               Name:    Steven A. Flyer
                                        ---------------------------------------
                               Title:   Attorney-in-Fact
                                        ---------------------------------------

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                                                                 Execution Copy



MANAGEMENT EQUITYHOLDERS:               ARGOTYCHE, L.P.

                                        By:    Santaeus, L.P.
                                               Its General Partner

                                        By:    The Antaeusian Group, Inc.,
                                               Its General Partner

                                        By:    /s/ DAVID H. LANGSTAFF
                                               ________________________________
                                               David H. Langstaff
                                               President

                                        SANTAEUS, L.P.

                                        By:    The Antaeusian Group, Inc.,
                                               Its General Partner

                                        By:    /s/ DAVID H. LANGSTAFF
                                               ________________________________
                                               David H. Langstaff
                                               President
                                         /s/ DAVID H. LANGSTAFF
                                        -----------------------------------
                                        David H. Langstaff

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                                                                 Execution Copy



CONSULTANTS:                   MONITOR CONSULTING, L.P.
                               By:      MONITOR G.P., INC.,
                                        its general partner

                               By:      /s/ MARK THOMAS
                                        ---------------------------------------
                               Name:    Mark Thomas
                                        ---------------------------------------
                               Title:   Managing Director
                                        ---------------------------------------

                               MONITOR COMPANY GROUP LIMITED PARTNERSHIP
                               successor-in-interest to Monitor Company, Inc.
                               By: Monitor Company Group, G.P., L.L.C., its General Partner

                               By:      /s/ MARK THOMAS
                                        ---------------------------------------
                               Name:     Mark Thomas
                                        ---------------------------------------
                               Title:    Vice Chairman
                                        ---------------------------------------

                                                                 Execution Copy



WARRANT INVESTORS:             FIRST UNION INVESTORS, INC.

                               By:      /s/ DAVID B. CARSON
                                        ---------------------------------------
                               Name:    David B. Carson
                                        ---------------------------------------
                               Title:   Senior Vice President
                                        ---------------------------------------

                             THE NORTHWESTERN MUTUAL
                             LIFE INSURANCE COMPANY

                               By:      /s/ JEFFREY J. LUEKEN
                                        ---------------------------------------
                               Name:    Jeffrey J. Lueken
                                        ---------------------------------------
                               Title:   Its Authorized Representative
                                        ---------------------------------------

                               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               By:      Delaware Lincoln Investment Advisors,
                                        a series of Delaware Management Business
                                        Trust, Attorney-in-Fact
                               By:      /s/ R. GORDON MARSH
                                        ---------------------------------------
                               Name:    R. Gordon Marsh
                                        ---------------------------------------
                               Title:    Vice President
                                        ---------------------------------------

                               J.H. WHITNEY MEZZANINE FUND, L.P.

                               By:      Whitney G.P., LLC,
                                        General Partner

                                        By:      /s/  JOSEPH D. CARRABINO
                                                 ------------------------------
                                        Name:    Joseph D. Carrabino
                                                 ------------------------------
                                        Title:   Managing Director
                                                 ------------------------------

                               J.H. WHITNEY MARKET VALUE FUND, L.P.

                               By:      Whitney Market Value GP, LLC,
                                        General Partner

                                        By:      /s/  MICHAEL B. DEFLORIO
                                                 ------------------------------
                                        Name:    Michael B. Deflorio
                                                 ------------------------------
                                        Title:   Managing Director
                                                 ------------------------------

                               A. G. INVESTMENT ADVISORY SERVICES, INC.

                               By:      /s/ RICHARD L. CONWAY
                                        ---------------------------------------
                               Name:    Richard L. Conway
                                        ---------------------------------------
                               Title:   Vice President
                                        ---------------------------------------

                                                                 Execution Copy


                               AMERICAN GENERAL LIFE AND ACCIDENT
                               INSURANCE COMPANY

                               By:      /s/ RICHARD L. CONWAY
                                        ---------------------------------------
                               Name:    Richard L. Conway
                                        ---------------------------------------
                               Title:   Vice President
                                        ---------------------------------------

                               MAGNETITE ASSET INVESTORS L.L.C.

                               By: Blackrock Financial Management, Inc. As Managing Member

                                        By:      /s/ DENNIS M. SCHANEY
                                                 ------------------------------
                                        Name:    Dennis M. Schaney
                                                 ------------------------------
                                        Title:   Managing Director
                                                 ------------------------------

                            MERIT LIFE INSURANCE CO.

                               By:      /s/ RICHARD L. CONWAY
                                        ---------------------------------------
                               Name:    Richard L. Conway
                                        ---------------------------------------
                               Title:   Vice President
                                        ---------------------------------------